UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, Ovintiv Inc. (the “Company”) announced that it will eliminate the role of Executive Vice-President, Midstream, Marketing & Fundamentals of the Company, and as a result, Renee E. Zemljak will no longer serve in the role effective as of April 1, 2024. On March 7, 2024, the Company and Ms. Zemljak also entered into a transition services and separation agreement (the “Transition Agreement”). Pursuant to the Transition Agreement, Ms. Zemljak will remain a non-officer Senior Advisor to the Company to advise on matters relating to the transition through December 1, 2024, (the period from April 1, 2024, through Ms. Zemljak’s actual separation date, the “Transition Period”). Ms. Zemljak will retire at the expiration of the Transition Period.

As compensation for her services during the Transition Period, Ms. Zemljak will continue to receive her annual base salary and continue to participate in employee benefit plans. Additionally, during the Transition Period, Ms. Zemljak’s previously granted equity awards will remain outstanding and continue to vest in accordance with their existing terms. Ms. Zemljak will not be eligible to receive new equity awards under the equity incentive compensation program during the Transition Period. Additionally, at the conclusion of the Transition Period, Ms. Zemljak will receive a lump sum severance payment in the amount of $2,075,090. The Transition Agreement includes a customary general release of claims in favor of the Company.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by the full text of the Transition Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2024

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary